EXHIBIT 24

                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to

         (1) a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Secure Computing Corporation Employee Stock Purchase Plan, as amended, dated as of May 14, 1997, and

         (2) a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan, as amended, dated as of May 14, 1997, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 2nd day of June, 1997.



                                        /s/ Betsy S. Atkins
                                        -------------------------------------
                                        Betsy S. Atkins





                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to

         (1) a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Secure Computing Corporation Employee Stock Purchase Plan, as amended, dated as of May 14, 1997, and

         (2) a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan, as amended, dated as of May 14, 1997, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of June, 1997.



                                        /s/ Dennis J. Shaughnessy
                                        -------------------------------------
                                        Dennis J. Shaughnessy





                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to

         (1) a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Secure Computing Corporation Employee Stock Purchase Plan, as amended, dated as of May 14, 1997, and

         (2) a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan, as amended, dated as of May 14, 1997, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of June, 1997.



                                        /s/ Robert J. Frankenberg
                                        -------------------------------------
                                        Robert J. Frankenberg





                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to

         (1) a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Secure Computing Corporation Employee Stock Purchase Plan, as amended, dated as of May 14, 1997, and

         (2) a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan, as amended, dated as of May 14, 1997, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                   IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of June, 1997.



                                        /s/ Stephen M. Puricelli
                                        -------------------------------------
                                        Stephen M. Puricelli





                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Timothy P. McGurran, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to

         (1) a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Secure Computing Corporation Employee Stock Purchase Plan, as amended, dated as of May 14, 1997, and

         (2) a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation issued pursuant to the Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan, as amended, dated as of May 14, 1997, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of June, 1997.



                                        /s/ Glenn G. Mackintosh
                                        -------------------------------------
                                        Glenn G. Mackintosh